UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12

                            Silverstar Holdings, Ltd.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2.       Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4.       Proposed maximum aggregate value of transaction:

         5.       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.      Amount Previously Paid:

         2.      Form, Schedule or Registration Statement No.:

         3.      Filing Party:

         4.      Date Filed:

                            SILVERSTAR HOLDINGS, LTD.

                                   -----------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 30, 2006

         NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Meeting") of Silverstar Holdings, Ltd. (the "Company") will be held at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York on Thursday, March 30, 2006, at 12:00 p.m., Eastern Standard Time, to consider and act upon the following matters:

          1. the election of five (5) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

          2. a proposal to approve the issuance of up to (a) 2,876,870 shares of the Company's common stock underlying a $5,000,000 principal amount Variable Rate Secured Convertible Debenture due October 31, 2008 and (b) 791,139 shares of the Company's common stock underlying a warrant dated October 31, 2005;

          3. a proposal to ratify the appointment Rachlin Cohen & Holtz LLP as the Company's independent public accountants for the fiscal year ending June 30, 2006; and

          4. the transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.


         The close of business on February 28, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York 10174.


                                By Order of the Board of Directors,

                                Dawna Ferguson,
                                Secretary


Hamilton, Bermuda
March 6, 2006


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                            SILVERSTAR HOLDINGS, LTD.
                                 Clarendon House
                     Church Street, Hamilton HM CX, Bermuda


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 30, 2006

         This Proxy Statement is furnished to the holders of our common stock, par value $.01 per share, and to the holders of our Class B common stock, par value $.01 per share in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our 2005 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, March 30, 2006, at 12:00 p.m., Eastern Standard Time, at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York, and at any adjournments or postponements of such meeting. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is March 6, 2006.

         The close of business on February 28, 2006 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of such meeting. As of the record date, there were 8,296,747 shares of our common stock outstanding and 814,786 shares of our Class B common stock outstanding, which are the only classes of our voting securities issued and outstanding. Each share of our common stock outstanding on the record date will be entitled to one vote on all matters to come before the Annual Meeting. Each share of our Class B common stock outstanding on the record date will be entitled to five votes on all matters to come before the Annual Meeting. Cumulative voting is not permitted. A majority of our total issued voting shares, represented in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain votes withheld in the election of directors, abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum.

         The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting will be required (i) to elect each director (Proposal 1), (ii) to approve the issuance of up to (a) 2,876,870 shares of the Company's common stock underlying a $5,000,000 principal amount Variable Rate Secured Convertible Debenture due October 31, 2008 and (b) 791,139 shares of the Company's common stock underlying a warrant dated October 31, 2005 (Proposal 2), and (iii) to ratify the appointment of Rachlin Cohen & Holtz LLP as our independent public accountants for our fiscal year ending June 30, 2006 (Proposal 3). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposals 1, 2 and 3.

         OUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE FOR EACH NOMINEE NAMED IN THE PROXY, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

         It is important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

         Unless otherwise specified, all proxies received will be voted FOR the election of all nominees named herein to serve as directors and FOR each of the other proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Secretary, by executing a proxy bearing a later date or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

         Our Annual Report on Form 10-K for the 2005 fiscal year and our Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2005 and December 31, 2005 (which is not part of the proxy soliciting material), which contains financial data and other information about us, is also enclosed herewith. EXHIBITS TO THE FORM 10-K WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER SO REQUESTING BY WRITING TO CORPORATE SECRETARY, SILVERSTAR HOLDINGS, LTD., 1900 GLADES ROAD, SUITE 435, BOCA RATON, FL 33431.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of January 10, 2006, certain information as to the beneficial ownership of our common stock and Class B common stock by:

     o each person known by us to own more than five percent (5%) of our outstanding shares;

     o    each of our directors;

     o our executive officer named in the Summary Compensation Table under "Executive Compensation;" and

     o    all of our directors and executive officer as a group.

                              Amount and Nature of Beneficial
                              -------------------------------
                                       Ownership (1)
                                       -------------

                                                                                                    Percentage of
Name and Address of                                 Class B                      Percentage of          Voting
                                                    -------                      -------------          ------
Beneficial Shareholder          Common Stock        Common                         Ownership             Power
----------------------          ------------        ------                         ---------             -----
                                                   Stock (2)                         (1)(3)             (1)(3)
                                                   ---------                         ------             ------
Michael Levy                      115,090 (4)        590,137                           7.8%               25.2%
9511 West River Street
Schiller Park, Illinois
60176


Clive Kabatznik                 1,163,490 (5)        190,000                          14.9%               17.3%
1900 Glades Road
Suite 435
Boca Raton, Florida 33431


Cornelius J. Roodt                134,090 (6)           0                              1.5%               1.1%
P.O. Box 4001
Kempton Park
South Africa


John Grippo                        59,090 (7)            0                               *                   *
1900 Glades Road
Suite 435
Boca Raton, Florida 33431

Douglas Brisotti                   24,090 (8)            0                               *                   *
1900 Glades Road
Suite 435
Boca Raton, Florida 33431


All executive officers and      1,490,850 (9)        780,137                          24.2%               43.6%
directors as a group (5
persons) * Less than 1%.

(1) Beneficial ownership is calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Shares subject to stock options, warrants or convertible securities, for purposes of this table, are considered beneficially owned only to the extent currently exercisable or exercisable within 60 days after November 16, 2005.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of Class B common stock indicated above.

(3) For the purposes of this calculation, our common stock and our Class B common stock are treated as a single class of common stock. Our Class B common stock is entitled to five votes per share, whereas our common stock is entitled to one vote per share.

(4) Includes 55,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 9,090 shares of restricted stock.

(5) Includes 975,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 9,090 shares of restricted stock.

(6) Includes 115,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 9,090 shares of restricted stock.

(7) Includes 45,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 9,090 shares of restricted stock.

(8) Includes 15,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 9,090 shares of restricted stock.

(9)      Includes 1,225,000 shares of our common stock issuable upon exercise of
         options  that  are   immediately   exercisable  and  45,450  shares  of
         restricted stock.

                  ---------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                  ---------------------------------------------

         At the Annual Meeting, our stockholders will elect five (5) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Messrs. Levy, Kabatznik, Roodt, Brisotti and Grippo to serve as directors upon their nomination at the Annual Meeting. All nominees currently serve on our Board of Directors and their terms expire at the Annual Meeting.

         Each nominee has advised us of his willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting. In the event that any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the proxies have discretionary authority to vote such proxies for one or more alternative nominees who will be designated by the then existing Board of Directors.

         The Board of Directors unanimously recommends that stockholders vote FOR the election of each nominee listed in this proxy statement.

INFORMATION ABOUT NOMINEES

         The following table sets forth information regarding the nominees for director and our executive officer:

               NAME                      AGE      DIRECTOR SINCE     POSITIONS WITH THE COMPANY
               ----                      ---      --------------     --------------------------

       Michael Levy                      59            1995          Chairman of the Board of Directors

       Clive Kabatznik                   49            1995          Vice Chairman of the Board of Directors,
                                                                     Chief Executive Officer, President, Chief
                                                                     Financial Officer and Director

       Cornelius J. Roodt                46            1996          Director

       John T. Grippo                    50            2003          Director

       Douglas Brisotti                  37            2005          Director

All directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

MICHAEL LEVY is our co-founder and has served as Chairman of our Board of Directors since our inception in 1995. Since 1987, Mr. Levy has been the Chief Executive Officer and Chairman of the Board of Arpac L.P., a Chicago-based manufacturer of plastic packaging machinery.

CLIVE KABATZNIK is our co-founder and has served as a director and our President since our inception in 1995 and as our Vice Chairman, Chief Executive Officer and Chief Financial Officer since October 1995. Mr. Kabatznik has served as President of Colonial Capital, Inc. a Miami-based investment banking company that specializes in advising middle market companies in areas concerning mergers, acquisitions, private and public agency funding and debt placements.

CORNELIUS J. ROODT has served as a member of our Board of Directors since December 1996 and was appointed Managing Director and Chief Financial Officer of one of our subsidiaries, First South African Holdings (Pty.) Ltd., in July 1996. Mr. Roodt was responsible for overseeing all of the South African operations of First South African Holdings (Pty.) Ltd. Mr. Roodt led the buyout of First Lifestyle Holdings and he is currently Chief Executive of the successor company, First Lifestyle Holdings, (Pty) Ltd. He is no longer an executive officer of any of our subsidiaries. From February 1994 to June 1996, Mr. Roodt was a senior partner at Price Waterhouse Corporate Finance, South Africa. From January 1991 to January 1994, he was an audit partner at Price Waterhouse, South Africa.

JOHN GRIPPO, has served as a member of our Board of Directors since December 2004 and has been the president of his own financial management practice, John Grippo, Inc. since September 2000. His firm provides services as Chief Financial Officer to small to mid-sized public and private companies and also provides other related accounting and consulting services. Prior to that, Mr. Grippo served for ten years as a Chief Financial Officer to companies in the housewares, electric vehicles and financial services industries. He worked for five years as an auditor with Arthur Andersen, LLP, followed by seven years in various accounting positions in the financial services industry. He is a member of the New York Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

DOUGLAS BRISOTTI has served as a member of our Board of Directors since March 2005 and most recently served as the president of the games/media division at theglobe.com, an Internet communications corporation, and its subsidiaries since October 2003. Prior to theglobe.com, Mr. Brisotti served as group director for Yahoo! Inc.'s Southeast United States and Caribbean regions from December 2000 to December 2002. At Yahoo! he was primarily responsible for strategic client revenue relationships, including content integration, merchant integration, sponsorships and advertising, as well as expanding relationship internationally.

BOARD MEETINGS AND COMMITTEES

         Our Board of Directors is responsible for our overall management. During the fiscal year ended June 30, 2005, our Board of Directors held four meetings and acted by unanimous written consent once. Each incumbent director attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

         Our Board of Directors has a separate audit committee, compensation committee and nominating committee. The audit committee is currently composed of Michael Levy, John Grippo and Cornelius J. Roodt, each of whom are independent directors as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has determined that Messrs. Grippo and Roodt meet the standards of an audit committee "financial expert" as defined by the Sarbanes Oxley Act of 2002. The audit committee is responsible for annually selecting and retaining the independent auditors, reviewing with the independent auditors the scope and results of the audit engagement and establishing and monitoring our financial policies and control procedures. The responsibilities of the audit committee are set forth in an Audit Committee Charter adopted by our Board of Directors, a copy of which was included as an appendix to the Company's 2004 proxy statement, filed with the Securities and Exchange Commission (the "SEC") on November 15, 2004. The audit committee met five times during fiscal year ended June 30, 2005.

         The compensation committee is currently composed of Michael Levy and John Grippo. These persons are intended to be non-employee directors within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act. The compensation committee has power and authority with respect to all matters pertaining to compensation payable and the administration of employee benefits, deferred compensation and our stock option plans. The Compensation Committee met three times during fiscal year ended June 30, 2005.

         The Company's nominating committee is currently composed of Douglas Brisotti and John Grippo, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASD's listing standards.

         The function of the nominating committee is to consider and recommend to the Board candidates for appointment or election as directors. The specific functions and responsibilities of the nominating committee are set forth in a written charter of the nominating committee, adopted by the Board of Directors, a copy of which was included as an appendix to the Company's 2004 proxy statement, filed with the SEC on November 15, 2004.

         A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors. In recommending director candidates, the nominating committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include: professional and personal ethics and integrity; business, professional, or industry knowledge and contacts; business and financial sophistication, common sense and wisdom, and the ability to make informed judgments on a wide range of issues; relevant skills and experience demonstrated through business, professional, charitable or civic affairs; the ability to exercise independent judgment; as sell as the candidate's ability to devote the required time and effort to serve on the Board.

         The nominating committee will consider for nomination candidates recommended by stockholders if the stockholders comply with the following requirements: If a stockholder wishes to recommend a candidate to the nominating committee for consideration as a Board of Directors' nominee, such stockholder must submit in writing to the nominating committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the nominating committee of the Company at the Company's address and must be received in a timely manner as specified in the Company's proxy statements (these timing requirements are not applicable to persons nominated by or at the direction of the Board of Directors). The timing requirements with respect to next year's annual meeting are described in the section of this proxy statement entitled "Stockholder Proposals." The nominating committee may request further information if it determines a potential candidate may be an appropriate nominee.

DIRECTOR COMPENSATION

         Except for Mr. Levy, our directors do not receive fixed compensation for their services as directors other than options to purchase 15,000 shares of our common stock granted to each director and 9,090 shares of restricted common stock and options to purchase 25,000 shares of our common stock granted to the Chairman of the Board of Directors, and options to purchase 20,000 shares of our common stock granted to the Chairman of the Audit Committee, in each case under our 1995 Stock Option Plan. Mr. Levy receives an annual consulting fee of $60,000 and options to purchase 25,000 shares of our common stock per year, solely in connection with his service as Chairman of our Board of Directors. Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties.

                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the aggregate compensation we paid or accrued to our Chief Executive Officer during the fiscal years ended June 30, 2003, June 30, 2004 and June 30, 2005. Apart from our Chief Executive Officer, whose annual salary is $325,000, none of the executive officers of the Company or any of the Company's subsidiaries received compensation in excess of $100,000 during the fiscal year ended June 30, 2005.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                               LONG TERM COMPENSATION
                             FISCAL
NAME AND                      YEAR                                                                          SECURITIES
PRINCIPAL POSITION           ENDED                                      OTHER ANNUAL       RESTRICTED       UNDERLYING
                            JUNE 30,        SALARY        BONUS         COMPENSATION      STOCK AWARDS     STOCK OPTIONS

                                              $              $
Clive Kabatznik,              2005           320,000         0                ---            9,090            15,000
   President, Chief           2004           315,000         0                ---              ---             5,000
   Executive Officer          2003           315,000         0                ---              ---             5,000
   and Chief Financial
   Officer


The options granted to Mr. Kabatznik during fiscal year ended June 30, 2005 represent:

     o an option granted under our 1995 Stock Option Plan to purchase 15,000 shares of our common stock, which is currently exercisable at an exercise price of $1.06 per share;

     o an option granted under our 1995 Stock Option Plan to purchase 50,000 shares of our common stock, which is currently exercisable at an exercise price of $2.00 per share.

     o an option granted to purchase 450,000 shares of our common stock, which is currently exercisable at an exercise price of $2.00 per share.

The options granted to Mr. Kabatznik during fiscal year ended June 30, 2004 represent:

     o an option granted under our 1995 Stock Option Plan to purchase 5,000 shares of our common stock, which is currently exercisable at an exercise price of $1.61 per share;

The options granted to Mr. Kabatznik during fiscal year ended June 30, 2003 represent:

     o an option granted under our 1995 Stock Option Plan to purchase 5,000 shares of our common stock, which is currently exercisable at an exercise price of $0.16 per share.

OPTIONS GRANTED IN FISCAL 2005

         The following table sets forth the details of options to purchase common stock we granted to our named executive officers (consisting solely of our Chief Executive Officer) during fiscal year ended June 30, 2005, including the potential realized value over the 5 year term of the option based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. Each option is immediately exercisable.

                                 OPTIONS GRANTED
                                 ---------------

                                                                                           POTENTIAL REALIZABLE
                      NUMBER OF      PERCENT OF TOTAL       PER                           VALUE AT ASSUMED ANNUAL
NAME                 SECURITIES              TO          SHARE                              RATE OF STOCK PRICE
                     UNDERLYING        EMPLOYEES IN       EXERCISE    EXPIRATION DATE          APPRECIATION
                       OPTIONS          FISCAL YEAR        PRICE                              FOR OPTION TERM
                                                                                            5%            10%

Clive Kabatznik         15,000             2.4%            $1.06       December 18,        $15,000          $21,000
                                                                           2009
Clive Kabatznik        500,000             81.3%           $2.00        January 31,       $485,000         $693,000
                                                                           2010

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth certain information concerning the exercise of options held by our named executive officers (consisting solely of our Chief Executive Officer) during the fiscal year ended June 30, 2005 and the number of shares of our common stock underlying unexercised stock options granted by us to our named executive officers (consisting solely of our Chief Executive Officer) and the value of those options at June 30, 2005.

                                                                 NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN THE
                            SHARES ACQUIRED       VALUE          UNDERLYING OPTIONS AT       MONEY OPTIONS AT FISCAL
NAME OF EXECUTIVE OFFICER    UPON EXERCISE     REALIZED (1)         FISCAL YEAR END                YEAR-END (2)
                                                              EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE

Clive Kabatznik                  15,000           $9,250        975,000          ---          $8,650          $---

(1) Based on the closing bid price for our common stock on the Nasdaq National Market on the date of exercise less the applicable exercise price of the options.

(2) Based on the closing bid price for our common stock on the Nasdaq National Market on June 30, 2005 or $1.63 less the exercise price of the options.

EMPLOYMENT AGREEMENTS

         On January 29, 2005, the Company's Board of Directors approved a new Employment Agreement with Clive Kabatznik (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Kabatznik will serve as the Chief Executive Officer, President and Chief Financial Officer of the Company beginning as of January 1, 2005 and continuing through and until December 31, 2009. As compensation for his services, Mr. Kabatznik will receive an annual base salary of $325,000 increasing by $10,000 in 2006 and increasing to $350,000 per annum from the beginning of 2007 to the end of 2009. During the term of the agreement, Mr. Kabatznik shall be entitled to an annual bonus in an amount to be determined by the Company's Board of Directors and Compensation Committee based on results of operations of the Company for each fiscal year starting in the fiscal year ending June 30, 2006. Such bonus will be dependent on the Company's net income from operations achieving a rate of return on equity of not less than 20% annually.

1995 STOCK OPTION PLAN

         Our Board of Directors has adopted and our shareholders, prior to our initial public offering, approved our 1995 Stock Option Plan. Our 1995 Stock Option Plan provides for the grant of:

     o options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 to key employees; and

     o options not intended to so qualify to key employees, including our directors and officers, and to directors and consultants who are not employees.

         The total number of shares of our common stock for which options may be granted under our 1995 Stock Option Plan is 850,000 shares.

         Our 1995 Stock Option Plan is administered by the compensation committee of our Board of Directors. The compensation committee will determine the terms of options exercised, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under our 1995 Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee or his legal representatives.

         The exercise price of incentive stock under our 1995 Stock Option Plan must be at least equal to 100% of the fair market value of such shares on the date of grant, or 110% of fair market value in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the voting rights of our outstanding capital stock. The term of each option will be established by the compensation committee, in its sole discretion. However, the maximum term for each incentive stock option granted under our 1995 Stock Option Plan is ten years, or five years in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of our outstanding capital stock. Options will become exercisable at such times and in such installments as the compensation committee will provide in the terms of each individual option.

         The maximum number of shares for which options may be granted to any individual in any fiscal year is 210,000. Our 1995 Stock Option Plan also contains an automatic option grant program for our directors. Each of our non-employee directors is automatically granted an option to purchase 10,000 shares of our common stock following each annual meeting of shareholders. In addition, each of our employee directors is automatically granted an option to purchase 5,000 shares of our common stock following each annual meeting of shareholders. Each grant has an exercise price per share equal to the fair market value of the our common stock on the grant date, is immediately exercisable and has a term of five years measured from the grant date, subject to earlier termination if an optionee's service as a Board member is terminated for cause.

         Through December 31, 2005, we have granted options to purchase 255,000 shares of our common stock under our 1995 Stock Option Plan, 165,000 of which have been exercised. The 1995 Stock Option Plan was terminated on December 19, 2005.

2004 STOCK INCENTIVE PLAN

         Our board of directors has adopted and our shareholders approved our 2004 Stock Incentive Plan (the "2004 Plan"). The 2004 Plan is intended to provide an incentive to employees (including executive officers), and directors of and consultants to the Company and its affiliates, and is intended to be the successor plan to the 1995 Stock Option Plan (which was terminated on December 19, 2005). The 2004 Plan authorizes the issuance of a maximum of 1,000,000 shares of our common stock (subject to adjustment as described in the 2004 Plan) pursuant to stock grants or options to purchase common stock to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, us.

         The 2004 Plan provides for the grant of (i) "incentive stock options" ("ISOs") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-qualified stock options (which are stock options that do not qualify as ISOs), and (iii) stock awards.

         The 2004 Plan is administered by the compensation committee of our Board of Directors. The compensation committee will determine the terms of options exercised, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise.

         The exercise price of each option will be determined by the compensation committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of our common stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of our voting power). Options may be granted for terms determined by the compensation committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of our voting power). The maximum number of shares of our common stock for which options may be granted to an employee in any calendar year is 230,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000. The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract entered into by us with an optionee permits, in installments.

         Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives. Except as may otherwise be provided in the applicable option contract, if the optionee's relationship with us as an employee or consultant is terminated for any reason
(other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. We may withhold cash and/or shares of our common stock having an aggregate value equal to the amount which we determine is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, we may require the optionee to pay us such amount, in cash, promptly upon demand.

         Through December 31, 2005, we have not granted any options under our 2004 Stock Incentive Plan. The 2004 Stock Incentive Plan will terminate on November 12, 2014.

NON-PLAN STOCK OPTIONS

         During the fiscal year ended June 30, 2005, we granted non-plan stock options to purchase 450,000 shares of our common stock at an exercise price of $2.00 per share and 180,000 options at an exercise price of $0.81 per share.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative return to holders of our common stock for the period commencing June 30, 2000 and ending September 30, 2005 with the NASDAQ Composite and the Dow Jones Internet Commerce Index as a peer group index for the same period. The comparison assumes $100 was invested on June 30, 2000 in our common stock and in each of the comparison groups. We have paid no dividends to shareholders to date.

                               [GRAPHIC OMITTED]


                                                06/00        06/01        06/02       06/03        06/04       06/05
Silverstar Holdings, Ltd.                        $100       $24.62       $ 9.23       $14.77      $18.28       $33.87
Nasdaq Stock Market-US Index                     $100       $54.38       $36.70       $40.66      $75.82       $76.21
ECM Dow Jones Internet Commerce                  $100       $41.50       $27.70       $48.66      $40.50       $43.25


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of our compensation committee of our Board of Directors is now or ever has been one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or our compensation committee.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed Silverstar's audited financial statements for the last fiscal year and discussed them with management.

         Silverstar's independent auditors, Rachlin Cohen & Holtz LLP ("RCH") have discussed with the Audit Committee the quality, in their judgment, as well as the acceptability of Silverstar's accounting principles as applied in its financial reporting. RCH, the Audit Committee and management have discussed matters such as the consistency, clarity and completeness of accounting policies and disclosures, the reasonableness of significant judgments and accounting estimates, significant audit adjustments, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

         RCH has discussed with the Audit Committee and has disclosed to the Audit Committee, in writing, all relationships between RCH and its related entities and Silverstar and its related entities that, in RCH's professional judgment, may be reasonably thought to bear on independence and has confirmed that in its professional judgment, RCH is independent of Silverstar within the meaning of the Securities Act of 1933, as amended.

         The Audit Committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in Silverstar's Annual Report on Form 10-K for the last fiscal year.

                                            Michael Levy, Chairman
                                            John Grippo
                                            Cornelius Roodt

                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW AND PHILOSOPHY

         The compensation committee is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies.

         The objectives of the Company's executive compensation program are to:

     o   Support the achievement of desired Company performance.

     o Provide compensation that will attract and retain superior talent and reward performance.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company. The Company and its sole executive officer entered into an employment agreement dated January 29, 2005. See "Executive Compensation--Employment Agreements."

BASE SALARY

         Base salary level for the Company's Chief Executive Officer is competitively set relative to similar companies. In determining salary, the compensation committee also takes into account individual experience and performance and specific issues particular to the Company.

STOCK OPTION PROGRAM

         The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.

1995 STOCK OPTION PLAN


         The 1995 Stock Option Plan authorizes the compensation committee to award key executives stock options. Options granted under the 1995 Stock Option Plan may be granted containing terms determined by the compensation committee, including exercise period and price. The 1995 Stock Option Plan was terminated on December 19, 2005.

2004 STOCK INCENTIVE PLAN

         The 2004 Stock Incentive Plan authorizes the compensation committee to award key executives stock options. Options granted under the 2004 Stock Incentive Plan may be granted containing terms determined by the compensation committee, including exercise period and price.

BENEFITS

         The Company provides to our Chief Executive Officer medical and pension benefits that generally are available to Company employees. The amount of perquisites for our Chief Executive Officer, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of his of salary for the fiscal year ended June 30, 2005.

BONUS

         The Company provides its Chief Executive Officer an annual bonus based on results of operations of the Company for each fiscal year. Such bonus will be dependant on the Company's net income from operations achieving a rate of return on equity of not less than 20% annually.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The compensation of the Chief Executive Officer is based upon the criteria enunciated above. On January 29, 2005, the Company entered into a new Employment Agreement with Mr. Clive Kabatznik. See "Executive Compensation - Employment Agreement". Pursuant to the Employment Agreement, Mr. Kabatznik will serve as the Chief Executive Officer, President and Chief Financial Officer of the Company beginning as of January 1, 2005 and continuing through and until December 31, 2009. As compensation for his services, Mr. Kabatznik will receive an annual base salary of $325,000 increasing by $10,000 in 2006 and increasing to $350,000 per annum from the beginning of 2007 to the end of 2009 in addition to the bonuses described above.

                                         Michael Levy
                                         John Grippo

                                         Members of the Compensation Committee

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Any stockholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Silverstar Holdings, Ltd., 1900 Glades Road, Suite 435, Boca Raton, FL 33431. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication. The Corporate Secretary will send all appropriate stockholder communications to the intended recipient. An "appropriate stockholder communications" is a communication from a person claiming to be a stockholder in the communication, and the subject of which relates solely to the sender's interest as a stockholder and not to any other personal or business interest.


         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the audit committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate stockholder communications to the chairman of such committee.

         The Board of Directors encourages all of its members to attend the Company's annual meeting of stockholders so that each director may listen to any concerns that stockholders may have that are raised at the annual meeting. All of the members of the Board of Directors attended the Company's 2004 annual meeting of stockholders.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our executive officer and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the reports furnished to us to date, or written representations that no reports were required, we believe that all reports required to be filed by such persons with respect to our fiscal year ended June 30, 2005 were timely made.

CODE OF ETHICS

         The Company's Board of Directors adopted a Code of Ethics which applies to all of the Company's directors, executive officers and employees. A copy of the Code of Ethics is available upon request to the Corporate Secretary, Silverstar Holdings, Ltd., 1900 Glades Road, Suite 435, Boca Raton, FL 33431.

     Directors are elected by a majority of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting. Vote withheld will be counted against the election of a director, but abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares of common stock as nominees if they have not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting. In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for one or more substitute nominees as may be nominated by the current Board of Directors.

       -------------------------------------------------------------------
                                   PROPOSAL 2
          APPROVAL OF THE ISSUANCE OF UP TO (A) 2,876,870 SHARES OF THE
             COMPANY COMMON STOCK UNDERLYING A $5,000,000 PRINCIPAL
             AMOUNT VARIABLE RATE SECURED CONVERTIBLE DEBENTURE DUE
            OCTOBER 31, 2008 AND (B) 791,139 SHARES OF THE COMPANY'S COMMON STOCK UNDERLYING A WARRANT DATED OCTOBER 31, 2005
       -------------------------------------------------------------------

GENERAL

         On October 21, 2005, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with DKR Soundshore Oasis Holding Fund Ltd. (the "Holder"), under which the Company issued and sold to the Holder in a private placement (i) $5,000,000 principal amount Variable Rate Convertible Debenture due October 31, 2008 (the "Debenture") and (ii) a warrant to purchase 791,139 shares of the Company's common stock at an exercise price of $1.896 per share (the "Warrant"). The transactions contemplated by the Purchase Agreement were consummated on October 31, 2005. The Company has filed the Purchase Agreement as an Exhibit to its Current Report on Form 8-K, filed with the SEC on October 27, 2005.


         The Company intends to use the proceeds from the sale of the securities for working capital purposes.

DESCRIPTION OF THE DEBENTURE

         The Debenture is convertible at any time, at the option of the Holder, into up to 2,876,870 shares of the Company's common stock at a conversion price of $1.738. Pursuant to the Purchase Agreement, the Company agreed to hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date following the closing date, and in any event within 60 calendar days following the closing date, for the purpose of obtaining approval as may be required by the applicable rules and regulations of the Nasdaq SmallCap Market from the shareholders of the Company with respect to the foregoing transactions, including the issuance of the shares of common stock issuable upon exercise of the Warrant and conversion of the Debenture in excess of 19.99% of the issued and outstanding common stock of the Company on the closing date ("Shareholder Approval"). Until such Shareholder Approval is obtained, the Company may not issue upon conversion of the Debenture a number of shares of common stock, which, when aggregated with any shares of common stock issued upon exercise of the Warrant would exceed 19.999% of outstanding common stock of the Company. In addition, the Company may not effect any conversion of the Debenture and the Holder of the Debenture is not permitted to convert the Debenture into shares of common stock if such conversion would give the Holder a beneficial ownership of more than 4.99% of the outstanding shares of common stock of the Company. This 4.99% limitation may be waived by the Holder upon not less than 61 days prior notice to the Company.

         The Company shall pay monthly interest on the outstanding principal amount of the Debenture at a rate per annum equal to the prime rate for the applicable interest period plus 1.5%. The interest rate for any interest period shall be decreased by 2% to the extent that the volume weighted average trading price of the common stock for five (5) consecutive trading days immediately prior to such interest period (the "Trigger Price") exceeds the conversion price by 25% (and shall be decreased by an additional 2% for every successive 25% that the Trigger Price exceeds the then applicable conversion price but in no event shall the interest rate be less than 0%). All overdue accrued and unpaid interest to be paid under the Debenture shall entail a late fee at a rate of 18% per annum.

         The principal amount of the Debenture is redeemable at the rate of $185,185.19 per month, plus accrued and unpaid interest and liquidated damages, commencing on July 6, 2006 and may be paid, at the Company's option (i) in cash or (ii) in shares of the Company's common stock in an amount not to exceed 10% of the total dollar trading volume of the common stock during the 10 trading days immediately prior to the applicable monthly redemption date based on a conversion price equal to 85% of the average of the lowest three volume weighted average price during the 10 trading days immediately prior to the applicable monthly redemption date. The Company has the option, at any time, to redeem some or all of the outstanding Debenture, in cash, in an amount equal to the sum of
(i) 115% of the principal amount of the Debenture outstanding, plus accrued and unpaid interest and liquidated damages (the "Optional Redemption Amount") (provided, however, that the Company may pay up to 15% of the principal amount comprising of a portion of the Optional Redemption Amount in shares of the Company's common stock if certain conditions are satisfied). If the Company does not consummate the acquisition described above before December 31, 2005, the Company may redeem all (but not less than all) of the outstanding Debenture, for an amount, in cash, equal to 102.5% of the principal amount of the Debenture then outstanding, plus accrued and unpaid interest and liquidating damages.

         The conversion price of the Debenture will be adjusted and the number of shares of common stock to be issued upon conversion of the Debenture will be adjusted upon the occurrence of, among other things, the payment of stock dividend, a stock split, the merger or sale of the Company, or reclassification of the Company's capital. In addition, the Debenture includes certain anti-dilution provisions in connection with future issuances by the Company of securities which would entitle the holder to acquire common stock below the then applicable conversion price.

         The Debenture contains certain events of default that are customarily included in financings of this nature. If an event of default occurs, the Holder may make all sums of principal, interest and other amounts owed at such time payable in cash. In the event of such acceleration, the amount payable to the Holder shall equal the sum of: (i) the greater of: (A) 115% of the principal amount of the Debenture (plus accrued and unpaid interest) or (B) the principal amount of the Debenture to be prepaid (plus accrued and unpaid interest), divided by the applicable conversion price; and (ii) all other amounts, costs, expenses and liquated damages due in respect of the Debenture.

         The Company's obligations under the Debenture are secured by a lien on all assets of the Company in favor of the Holder pursuant to a Security Agreement, dated October 31, 2005, among the Company, all of the subsidiaries of the Company and the Holder, and guaranteed by all the subsidiaries of the Company pursuant to a Subsidiary Guarantee, dated October 31, 2005, made by the Company's subsidiaries in favor of the Holder. In addition, the obligations of the Company under the Debenture are personally guaranteed by Mr. George Karfunkel pursuant to a Personal Guarantee, dated October 31, 2005, between Mr. Karfunkel and the Holder.

         The Company has filed the Debenture, the Security Agreement and the Subsidiary Guarantee as Exhibits to its Current Report on Form 8-K, filed with the SEC on November 4, 2005.

DESCRIPTION OF THE WARRANT

         The Warrant has an exercise period of five years from the date of issuance. The exercise price of the Warrant will be adjusted and the number of shares of common stock to be issued upon exercise of the Warrant will be adjusted upon the occurrence of, among other things, the payment of stock dividend, a stock split, the merger or sale of the Company, or reclassification of the Company's capital. In addition, the Warrant includes certain anti-dilution provisions in connection with future issuances by the Company of securities which would entitle the holder to acquire common stock below the then applicable exercise price.

         Until the Shareholder Approval is obtained, the Company may not issue upon exercise of the Warrant a number of shares of common stock, which, when aggregated with any shares of common stock issued upon conversion of or as payment of interest on the Debenture would exceed 19.999% of outstanding common stock of the Company. In addition, the Company may not effect any exercise of the Warrant and the Holder of a Warrant is not permitted to exercise the Warrant into shares of common stock if such exercise would give the Holder a beneficial ownership of more than 4.99% of the outstanding shares of common stock of the Company. This 4.99% limitation may be waived by the Holder upon not less than 61 days prior notice to the Company.

         The Company has filed the Warrant as an Exhibit to its Current Report on Form 8-K, filed with the SEC on November 4, 2005.

REASON FOR STOCKHOLDER APPROVAL

         Rule 4350(i) of the National Association of Securities Dealers, Inc. (the "NASD") requires issuers whose securities are listed on the Nasdaq Small Cap Market, the market on which the Company's common stock is listed, to obtain stockholder approval of a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable to purchase common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than (i) the greater of book value or (ii) market value of the stock.

         Immediately prior to issuing the Debenture and the Warrant to the Holder, there were 8,246,747 shares of the Company's common stock outstanding, of which approximately 1,649,349 shares represented 20% of the number of shares of common stock then outstanding.

         The total number of shares of common stock that may be issued by the Company in connection with the conversion of the Debenture and the exercise of the Warrant is dependent upon, among other things, whether the Debenture is converted or the Warrant is exercised, whether the principal and/or interest on the Debenture is paid in cash or common stock and the market price of the common stock used in calculating any such payments, and whether or not the anti-dilution adjustment provisions of such securities come into effect. Based on a current conversion price of $1.738 for the Debenture and 791,139 shares of common stock issuable to the Holder upon exercise of the Warrant, the Company would be required to issue approximately 3,668,009 shares of common stock, which would exceed the Nasdaq 20% share limitation. Pursuant to the Purchase Agreement, the Company agreed to seek Shareholder Approval of the possible issuance of shares of common stock underlying the Debenture and warrant to the Holder or its transferees in excess of the Nasdaq 20% share limitation.

         The issuance of shares upon conversion of the Debenture and exercise of the Warrant may cause immediate and substantial dilution to the Company's existing stockholders. Accordingly, if Proposal 2 is approved, an aggregate total of 3,668,009 shares of common stock may be issuable (excluding additional shares of common stock that may be issuable upon conversion of interest payment and/or resulting from anti-dilution adjustments), representing a total of approximately 30.79% of the Company's shares of common stock outstanding immediately after the full conversion of the Debenture and full exercise of the Warrant.

         The Board of Directors believes that it is in the Company`s best interest for the Holder to be able to convert its Debenture and exercise its Warrant and for the Company to be able to pay principal and interest in shares of the Company's common stock for an aggregate amount of common stock that may exceed the NASD 20% share limitation. Approval of this Proposal 2 by the shareholders would satisfy the stockholder approval requirements of NASD Rule 4350(i).

         If Shareholder Approval is not obtained and the NASD 20% share limitation was reached, the Company would be forced to pay the principal and interest on the Debenture in cash. If the Company is forced to pay principal and interest in cash rather than common stock, the amount of cash available to fund its operations would be reduced. In addition, if Shareholder Approval is not obtained, the Holder would be prohibited from converting the Debenture or exercising the Warrant if doing so exceeded the 20% limitation and this would likely cause that the value of the Debenture and Warrant to be reduced. Any reduction in the value of the Company`s securities may make it more difficult to raise any additional financing in the future.

REQUIRED VOTE

         The affirmative vote of a majority of the votes cast at the Meeting is required to approve the issuance of up to (a) 2,876,870 shares of the Company's common stock underlying a $5,000,000 principal amount Variable Rate Secured Convertible Debenture due October 31, 2008 and (b) 791,139 shares of the Company's common stock underlying a warrant dated October 31, 2005. Abstentions or broker non-votes, if any, will not be counted as votes "cast" with respect to this matter.

         The Board of Directors unanimously recommends that stockholders vote FOR this Proposal.

                   -------------------------------------------
                                   PROPOSAL 3
                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                   -------------------------------------------


         The firm of Rachlin Cohen & Holtz LLP audited our financial statements for the fiscal year ended June 30, 2005. The audit committee has appointed that firm to act as our independent public accountants for the fiscal year ending June 30, 2006. The Board of Directors believes it is appropriate to present to the Annual Meeting a resolution ratifying the appointment of Rachlin Cohen & Holtz LLP as our independent public accountants for the fiscal year ending June 30, 2006. A representative of Rachlin Cohen & Holtz LLP is not expected to be present at the Annual Meeting.


PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Audit Fees

         Audit fees billed to the Company by Rachlin Cohen & Holtz LLP for its audit of the Company's financial statements and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for 2005 and 2004 totaled $67,020 and $62,000, respectively.

         Tax Fees

         Tax fees billed to the Company by Rachlin Cohen & Holtz LLP for its tax returns for the fiscal year 2005 and 2004 were $0 and $0, respectively.

         Other Fees

         Other fees billed to the Company by Rachlin Cohen & Holtz LLP for all other non-audit or tax services rendered to the Company for the fiscal year 2005 and 2004 were $6,829 and $0, respectively.

         Audit Committee Pre-Approval Policies

         The Audit Committee has adopted a procedure under which all fees charged by Rachlin Cohen & Holtz LLP must be pre-approved by the Audit Committee, subject to certain permitted statutory de minimus exceptions.

REQUIRED VOTE

         The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of Rachlin Cohen & Holtz, LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2006. Abstentions or broker non-votes, if any, will not be counted as votes "cast" with respect to this matter. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares of common stock as nominees if they have not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting.

         The Board of Directors unanimously recommends that stockholders vote FOR this Proposal.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS


         Any stockholder proposal intended to be presented at the 2006 Annual Meeting of Stockholders and to be included in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2006 annual meeting of stockholders, must be received by us in writing not later than November 7, 2006.

         If the Company does not receive written notice by January 23, 2007 from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

SOLICITATION OF PROXIES

         We are bearing the cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their reasonable out-of-pocket expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our directors, officers and employees by telephone, telecopy, telegraph, email or personal interview.

OTHER MATTERS

         Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

PROXIES

         All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you about us by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement. We incorporate by reference in this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, including financial statements and reports thereon of Rachlin, Cohen & Holtz LLP, filed on September 28, 2005 and our Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 2005, filed on November 14, 2005 and the fiscal quarter ended December 31, 2005, filed on February 14, 2006, which are enclosed herewith.



                                     By Order of the Board of Directors,


                                     Dawna Ferguson
                                     Secretary


March 6, 2006

PROXY                              PROXY CARD                              PROXY
-----                                                                      -----

                            SILVERSTAR HOLDINGS, LTD.
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of common stock of Silverstar Holdings, Ltd. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Stockholders' Meeting to be held on March 30, 2006, and hereby appoints Clive Kabatznik and Michael Levy, and each of them, as proxies of the undersigned, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated on the reverse side of this proxy, and otherwise represent all of the shares of the undersigned at said meeting and at any adjournments or postponements thereof with the same effect as if the undersigned were present and voting the shares.

                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

         The Board of Directors recommends a vote FOR all listed nominees and FOR Proposals 2 and 3

PLEASE MARK YOUR CHOICES LIKE THIS IN BLUE OR BLACK INK   [X]

     (1) Election of directors

     |_|  FOR ALL NOMINEES              NOMINEES:   |_| Michael Levy
                                                    |_| Clive Kabatznik
     |_|  WITHHOLD AUTHORITY                        |_| Cornelius J. Roodt
          FOR ALL NOMINEES                          |_| John T. Grippo
                                                    |_| Douglas Brisotti
     |_|  FOR ALL EXCEPT
          (see instructions below)

      *INSTRUCTION:    To withhold  authority for any  individual  nominee(s),
                       mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |_|

     (2) Approval of the issuance of up to (a) 2,876,870 shares of the Company's common stock underlying a $5,000,000 principal amount Variable Rate Secured Convertible Debenture due October 31, 2008 and (b) 791,139 shares of the Company's common stock underlying a warrant dated October 31, 2005

          FOR                   AGAINST                     ABSTAIN
          |_|                     |_|                         |_|

     (3) Ratification of the appointment of Rachlin Cohen & Holtz LLP, as independent certified accountants for the Company for the fiscal year ending June 30, 2006.

          FOR                   AGAINST                     ABSTAIN
          |_|                     |_|                         |_|

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR EACH OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS APPOINTED AS PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IN CASE ANY NOMINEE SHOULD BECOME UNAVAILABLE FOR ELECTION TO THE BOARD OF DIRECTORS FOR ANY REASON, THE PERSONS APPOINTED AS PROXIES SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE THIS PROXY FOR ONE OR MORE ALTERNATIVE NOMINEES WHO WILL BE DESIGNATED BY THE THEN EXISTING BOARD OF DIRECTORS.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK YOUR CHOICE ON ALL PROPOSALS, AND SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

__________________________

__________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to registered name(s) on the account may not be submitted via this method. |_|


__________________  Date:  __________  _____________________  Date:  ___________
Signature                              Signature

Note: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.